Exhibit 4


NUMBER
RR



          CAPITAL STOCK                                       CAPITAL STOCK

          PAR VALUE $1 PER SHARE                         PAR VALUE $1 PER SHARE


                                    [LOGO]

[ILLUSTRATION]                                                 [ILLUSTRATION]

                                     ROTO-                        SHARES
                                    ROOTER



       INCORPORATED UNDER THE LAWS
       OF THE STATE OF DELAWARE


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFICATE IS TRANSFERABLE
IN THE CITY OF NEW YORK, NEW YORK,
OR IN SOUTH SAINT PAUL, MINNESOTA                              CUSIP 778787 10 1



                               ROTO-ROOTER, INC.



THIS CERTIFIES THAT




IS THE OWNER OF


                         FULLY PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK, PAR VALUE $1 PER SHARE, OF


ROTO-ROOTER, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:
     WELLS FARGO BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

BY


             AUTHORIZED SIGNATURE          SECRETARY               PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common                UNIF GIFT MIN ACT.............Custodian................

 TEN ENT - as tenants by the entireties                         (Cust)                     (Minor)

 JT TEN  - as joint tenants with right                                     under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                                               Act.................
                                                                                   (State)

   Additional abbreviations may also be used though not in the above list.




     For value received ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_________________________________
|                               |
|                               |
________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________



                                ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.